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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2003
                                                 -------------------------------

                              WILLBROS GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Republic of Panama                 1-11953                     98-0160660
------------------          ---------------------           -------------------
 (State or other               (Commission File             (I.R.S. Employer
 jurisdiction of                    Number)                 Identification No.)
 incorporation)

                               Plaza 2000 Building
                             50th Street, 8th Floor
                               Apartado 0816-01098
                          Panama 5, Republic of Panama
          -------------------------------------------------------------
          (Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code      (50-7) 213-0947
                                                   -----------------------------

                  Plaza 2000 Building, 50th Street, 8th Floor,
                  Apartado 6307, Panama 5, Republic of Panama
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

             99   Press release dated August 6, 2003, issued by the Registrant.

Item 12. Results of Operations and Financial Condition.

         On August 6, 2003, the Registrant issued a press release announcing second quarter 2003 results. A copy of the press release is attached as an exhibit to this Report on Form 8-K. This information is being furnished pursuant to Item 12 of Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WILLBROS GROUP, INC.

Date: August 6, 2003                    By: /s/ Warren L. Williams
                                            -------------------------------
                                            Warren L. Williams
                                            Senior Vice President, Chief
                                            Financial Officer and Treasurer

                                      -2-
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                                  Exhibit Index

Exhibit
Number                                  Description
-------          -------------------------------------------------------------
     99          Press release dated August 6, 2003, issued by the Registrant.